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                                                                   EXHIBIT 10.29

                         Loan Agreement IPFD-NTO 0301-02

This agreement is made this 3rd January 2002 by and between

I P Fibre Devices (UK) Ltd a company resident in the United Kingdom whose Registered Office address is Stuart House, 55 Catherine Place. London SW 1 E 6DY hereinafter referred to as the "Lender", and

NTO IRE-Polus whose registered office is located at Vvendenskogo Sq. 1. Fryazino, Moscow 141120, Russia hereinafter referred to as the "Borrower".

     Subject of the Agreement. The Lender hereby agrees to advance to the Borrower the sum of USD 560,000 (five hundred and sixty thousand UD Dollars). The sum will be advanced to the Borrower by the 20th Day January 2002.

2. Terms and Conditions of the Loan. The loan is unsecured and shall bear interest at the fixed rate of current LIBOR plus 2%, which is 4.44% per annum. The Lender has the right to review and adjust the interest rate attached to the loan every six months subject to such adjustment still reflecting the basis of calculation detailed above. Interest shall be calculated quarterly on the basis 30 days per month. 90 days per quarter. 180 days per half of year and the number of days that loan has been drawn down during that quarter and will be invoiced to the Borrower at the end of each quarter by the Lender. Interest will only be calculated on the initial principal amount of the loan, however the borrower shall have the right to accrue and pay interest only when the loan is repaid.

3. Repayment. The term of the loan is initially for a period of 180 days only. However it may be extended at the mutual consent of both parties for a period of up to 2 years after which it will become repayable in hill including any amounts or accrued but unpaid interest.

4. Notices. All notices, requests, demands or other communications to be given by either party to the other pursuant to this Agreement shall be in writing and in the English language and sent by telefax, electronic mail, cable or registered mail. postage prepaid to the following addresses:

I P Fibre Devices Ltd                   NTO IRE-Polus
Stuart Rouse                            Vvendenskogo Sq. I
55 Catherine Place                      Fryazino
London SWIE 6DY                         Moscow 141120
                                        Russia

Executed by the undersigned parties:

For and on beha1f of                    For and on behalf of
IP Fibre Devices Ltd.                   NTO IRE-Polus


/s/ Valentin P. Gapontsev
-------------------------------------   ----------------------------------------
Witnessed by:                           Witnessed By:


                                        /s/ Nina Federova
-------------------------------------   ----------------------------------------
Name:                                   Name: Nina Federova
      -------------------------------
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                        Loan Agreement I PFD-NTO 0301-02
                                 Addendum No. 2

This addendum is made this day 5th January 2004 by and between

I P Fibre Devices Ltd a company resident in the United Kingdom whose Registered Office address is Stuart House, 55 Catherine Place. London SWIE 6DY hereinafter referred to as the "Lender", and;

NTO IRE--Polus whose registered office is located at Vvedenskogo Moscow 141120, Russia hereinafter referred to as the "Borrower".

     1. Subject of the Agreement. The Lender has advanced to the Borrower the sum of USD 560,000 (five hundred and sixty thousand US Dollars).

     2.   Terms and Conditions of the Loan. No Changes.

     3. Repayments. The term of the loan is extended to 20th January 2006 when the Borrower promises to pay in full all amounts outstanding under the Agreement including any amounts of accrued but unpaid interest.

     4. Notices. All notices, requests, demands of other communications to be given by either party to the other pursuant to this Agreement shall be in writing and in the English language and sent by telefax, electronic mail, cable or registered mail. postage prepaid to the following addresses:

I P Fibre Devices Ltd                   NTO IRE-Polus
Stuart House                            Vvedenskogo Sq. 1d
55 Catherine Place                      Fryazino
London SW1F ODY                         Moscow 141120
                                        Russia

Executed by the undersigned parties:

For and behalf of IP Fibre Devices      For and behalf of NTO IRE-Polus
Ltd.

                                        /s/ V. Savin
/s/ Timothy P.V. Mammen                 ----------------------------------------
------------------------------------    Name: V. Savin
Name: Timothy P.V. Mammen               Position:
Position: Company Secretary                       ------------------------------


Witnessed By:                           Witnessed By:


-----------------------------------     ----------------------------------------
Name:                                   Name:
      -----------------------------           ----------------------------------
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                         Loan Agreement IPFD-NTO 0301-02
                                 Addendum No. I

This addendum is made this day 14th February 2006 by and between

IP Fibre Devices Ltd a company resident in the United Kingdom whose Registered Office address is Stuart House. 55 Catherine Place, London SW1E 6DY herein referred to as the "Lender", and;

NTO IRE-Polus whose registered office is located at Vvendenskogo Sq.1, Fryazino Moscow 141120, Russia hereinafter referred to as the "Borrower".

1. Subject of the Agreement. The Lender has advanced to the Borrower the sum of USD 560,000 (five hundred and sixty thousand US Dollars).

2.   Terms and Conditions of the Loan. No Changes

3. Repayment. The term of the loan is extended to 31st December 2007 when the Borrower promises to pay in full all amounts outstanding under the Agreement, including any amounts of accrued but unpaid interest.

4. Notices. All notices, requests, demands or other communications to be given by either party to the other pursuant to this Agreement shall be in writing and in the English language and sent by telefax, electronic mail, cable or registered mail, postage prepaid to the. following addresses;

IP Fibre Devices Ltd                    MD IRE-Polus
Stuart House                            Vvedenskogo Sq. I
55 Catherine Place                      Fryazino,
London SW1E 6DY                         Moscow 141120
                                        Russia

Executed by the undersigned parties:

For and on behalf of IP Fibre Devices   For and on behalf of NTO IRE-Polus


/s/ Timothy Mammen                      /s/ Nina Federova
-------------------------------------   ----------------------------------------
Name: Timothy Mammen                    Name: Nine Federova
Position: Company Secretary             Position: Finance Director


Witnessed by:                           Witnessed by:


/s/ Pamela Supple                       /s/ Anna E. Godfrey
-------------------------------------   ----------------------------------------
Name: Pamela Supple                     Name: Anna E. Godfrey